Exhibit 99.1

News

Contacts:
Investors and Media
Peggy Reilly Tharp, Brown Shoe Company
(314) 854-4134, ptharp@brownshoe.com

Brown Shoe Company Reports Second Quarter 2014 Results
Earnings per diluted share improves 17.1% year-over-year

Company raises annual EPS guidance range to $1.50 to $1.60

ST. LOUIS, August 27, 2014 – Brown Shoe Company (NYSE: BWS, brownshoe.com) today reported second quarter 2014 financial results, with net sales of $635.9 million up 2.3% versus second quarter 2013 net sales of $621.7 million.  Second quarter 2014 net earnings of $18.1 million, or $0.41 per diluted share, were up 17.6% compared to net earnings of $15.4 million, or $0.35 per diluted share, in the second quarter of 2013.  Gross margin for the second quarter of 2014 was 40.8% compared to 41.0% in the prior year.

“Our second quarter results reflect the health of both our retail and wholesale businesses, as we continue to benefit from -- and expand on -- our portfolio realignment efforts,” said Diane Sullivan, CEO, president and chairman of Brown Shoe Company.  “At Famous Footwear, our focus on delivering a seamless omni-channel experience to our consumers helped kick off our Back-to-School selling season.  At our wholesale brands, our trend-right merchandise is resonating with both consumers and retailers.”

US$M, except per share (unaudited)	13 Weeks	13 Weeks	2Q
	2Q'14	2Q’13	Change
Consolidated net sales	$ 635.9	$ 621.7	2.3%
Famous Footwear	393.6	388.2	1.4%
Wholesale Operations	194.3	180.5	7.7%
Specialty Retail	48.0	53.0	(9.5%)
Gross profit	259.6	254.6	2.0%
Margin	40.8%	41.0%	(20 bps)
SG&A	228.3	231.1	(1.2%)
% of net sales	35.9%	37.2%	(130 bps)
Restructuring and other special charges, net	–	0.7	(100%)
Operating earnings	31.3	22.8	37.2%
Margin	4.9%	3.7%	120 bps
Net interest expense	5.0	5.1	(1.8%)
Earnings before income taxes from continuing operations	26.3	17.7	48.5%
Tax rate	31.4%	23.1%	830 bps
Net earnings from discontinued operations	–	1.7	(100%)
Net earnings	$ 18.1	$ 15.4	17.6%
Per diluted share	$ 0.41	$ 0.35	17.1%

Second Quarter Highlights

Famous Footwear second quarter 2014 sales of $393.6 million were up 1.4% year-over-year, with same-store-sales up 1.6%.  Performance in the quarter was driven by canvas, as casual styles continued to resonate with consumers.  During the quarter, 16 stores were closed or relocated and 17 new stores were added.

Wholesale sales of $194.3 million were up 7.7% in the second quarter.  For the Healthy Living platform, wholesale sales of $106.6 million were up 1.7% in the second quarter, while Contemporary Fashion wholesale sales of $87.3 million were up 17.1%.

Consolidated gross profit of $259.6 million was up 2.0% in the second quarter, while gross margin decreased by 20 basis points to 40.8%.  SG&A for the second quarter was $228.3 million, or 35.9% of net sales, which was down approximately 130 basis points versus the prior year.  For the quarter, operating margins improved approximately 120 basis points year-over-year to 4.9%.

Inventory at the end of the second quarter was $657.7 million, up 6.8% from $615.9 million in the prior year.  Wholesale inventory was up 22.9%, while Famous Footwear inventory was up 2.5%.  At quarter-end, Brown Shoe Company had no borrowings against its revolving credit facility and $46.9 million of cash and equivalents.  The company’s debt-to-capital ratio improved to 28.1% from 34.2% in the second quarter of 2013.

Financial Review and 2014 Outlook

“Despite a continued, industry-wide decline in traffic patterns and an overall tough retail environment, we were able to deliver against expectations in the second quarter,” said Russ Hammer, chief financial officer of Brown Shoe Company.  “To account for our better-than-expected second quarter performance, we are raising our annual guidance range to $1.50 to $1.60.”

Guidance Metric	FY’14
Consolidated net sales	$2.58 to $2.60 billion
Famous Footwear same-store sales	Up low-single digits
Specialty Retail net sales	Down mid-single digits
Wholesale Operations net sales	Up mid- to high-single digits
Gross margin	Up approximately 10 bps
SG&A	$920 to $930 million
Net interest expense	$20 to $21 million
Effective tax rate	32% to 34%
Earnings per diluted share	$1.50 to $1.60
Depreciation and amortization	$51 to $54 million
Capital expenditures	$55 to $60 million

Investor Conference Call

Brown Shoe Company will webcast an investor conference call at 9:00 a.m. ET today, August 27, 2014.  The webcast and slides will be available at investor.brownshoe.com/news/events.  A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 86307819.  A replay will be available for a limited period at investor.brownshoe.com/news/events/archive.

Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 86307819 through Wednesday, Sept. 3, 2014.

Definitions:  All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Brown Shoe Company, Inc. and diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures:  In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.  Reconciliations to the applicable GAAP financial measures have been included in the attached schedules.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:  This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) rapidly changing fashion trends and purchasing patterns; (iii) intense competition within the footwear industry; (iv) the ability to accurately forecast sales and manage inventory levels; (v) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (vi) cybersecurity threats or other major disruption to the company’s information technology systems; (vii) customer concentration and increased consolidation in the retail industry; (viii) a disruption in the company’s distribution centers; (ix) foreign currency fluctuations; (x) additional duties, quotas, tariffs or other trade restrictions;(xi) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xii) the ability to recruit and retain senior management and other key associates; (xiii) the ability to attract, retain and maintain good relationships with licensors and protect intellectual property rights; (xiv) the ability to secure/exit leases on favorable terms; and (xv) the ability to maintain relationships with current suppliers.  The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 1, 2014, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Brown Shoe Company:  Brown Shoe Company is a $2.5 billion, global, footwear company whose shoes are worn by people of all ages, from all walks of life.  Our products are available virtually everywhere — in the over 1,200 Famous Footwear and Naturalizer retail stores we operate, in hundreds of major department and specialty stores, on 14 branded ecommerce sites, and on many additional third-party retail websites.  Through our broad range of products, we serve three key market segments.  Our Family brands — Famous Footwear, Famous.com and shoes.com — are one-stop-shopping destinations for high quality, affordable styles for a family’s every occasion.  Active people who want comfort, style and performance, can look to our Healthy Living brands — Naturalizer, Dr. Scholl's, LifeStride and Ryka.  Our Contemporary Fashion brands — Sam Edelman, Franco Sarto, Vince, Via Spiga, Fergie Footwear and Carlos Santana — keep fashionistas in step with the latest trends.  At Brown Shoe Company, we inspire people to feel good and live better... feet first!

SCHEDULE 1

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)		(Unaudited)
	13 Weeks Ended		26 Weeks Ended
	August 2,	August 3,	August 2,	August 3,
(Thousands, except per share data)	2014	2013	2014	2013

Net sales	$635,877	$621,706	$1,227,039	$1,210,362
Cost of goods sold	376,235	367,080	725,056	715,720
Gross profit	259,642	254,626	501,983	494,642
Selling and administrative expenses	228,340	231,071	441,955	444,950
Restructuring and other special charges, net	–	743	–	1,262
Impairment of assets held for sale	–	–	–	4,660
Operating earnings	31,302	22,812	60,028	43,770
Interest expense	(5,125)	(5,192)	(10,431)	(10,913)
Interest income	109	82	185	150
Earnings before income taxes from continuing operations	26,286	17,702	49,782	33,007
Income tax provision	(8,247)	(4,081)	(16,267)	(12,027)
Net earnings from continuing operations	18,039	13,621	33,515	20,980

Discontinued operations:
Earnings (loss) from discontinued operations, net of tax benefit of $0, $2,588, $0 and $6,171	–	620	–	(5,017)
Disposition/impairment of discontinued operations, net of $0 tax	–	1,042	–	(11,512)
Net earnings (loss) from discontinued operations	–	1,662	–	(16,529)

Net earnings	18,039	15,283	33,515	4,451

Net (loss) earnings attributable to noncontrolling interests	(25)	(74)	22	(144)

Net earnings attributable to Brown Shoe Company, Inc.	$18,064	$15,357	$33,493	$4,595

Basic earnings (loss) per common share:
From continuing operations	$0.41	$0.32	$0.77	$0.51
From discontinued operations	–	0.04	–	(0.40)
Basic earnings per common share attributable to
Brown Shoe Company, Inc. shareholders	$0.41	$0.36	$0.77	$0.11

Diluted earnings (loss) per common share:
From continuing operations	$0.41	$0.31	$0.76	$0.50
From discontinued operations	–	0.04	–	(0.40)
Diluted earnings per common share attributable to
Brown Shoe Company, Inc. shareholders	$0.41	$0.35	$0.76	$0.10

Basic number of shares	42,074	41,348	41,980	41,209
Diluted number of shares	42,276	41,664	42,198	41,476

SCHEDULE 2

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	August 2,	August 3,	February 1,
(Thousands)	2014	2013	2014
ASSETS

Cash and cash equivalents	$46,876	$53,137	$82,546
Receivables, net	125,484	120,054	129,217
Inventories, net	657,656	615,916	547,531
Prepaid expenses and other current assets	39,167	51,845	33,136
Current assets - discontinued operations	–	1,661	119
Total current assets	869,183	842,613	792,549

Property and equipment, net	148,358	147,955	143,560
Goodwill and intangible assets, net	136,762	76,688	73,673
Other assets	134,779	113,764	139,621
Total assets	$1,289,082	$1,181,020	$1,149,403

LIABILITIES AND EQUITY

Borrowings under revolving credit agreement	$–	$23,000	$7,000
Trade accounts payable	341,694	309,806	226,602
Other accrued expenses	159,152	143,735	152,545
Current liabilities - discontinued operations	–	3,536	708
Total current liabilities	500,846	480,077	386,855

Long-term debt	199,104	198,917	199,010
Deferred rent	36,560	36,196	38,593
Other liabilities	43,320	39,429	47,583
Total other liabilities	278,984	274,542	285,186

Total Brown Shoe Company, Inc. shareholders’ equity	508,582	425,718	476,699
Noncontrolling interests	670	683	663
Total equity	509,252	426,401	477,362
Total liabilities and equity	$1,289,082	$1,181,020	$1,149,403

SCHEDULE 3

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	26 Weeks Ended
	August 2,	August 3,
(Thousands)	2014	2013
OPERATING ACTIVITIES:
Net earnings	$33,515	$4,451
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	25,530	27,336
Amortization of debt issuance costs and debt discount	1,257	1,256
Share-based compensation expense	2,961	2,935
Tax benefit related to share-based plans	(2,097)	(2,798)
Loss on disposal of facilities and equipment	772	191
Impairment charges for facilities and equipment	725	959
Impairment of assets held for sale	–	4,660
Disposition/impairment of discontinued operations	–	11,512
Net loss on sale of subsidiaries	–	576
Deferred rent	(2,033)	2,485
Provision for doubtful accounts	48	331
Changes in operating assets and liabilities, net of dispositions:
Receivables	3,655	(8,605)
Inventories	(109,619)	(112,625)
Prepaid expenses and other current and noncurrent assets	(2,845)	(6,372)
Trade accounts payable	114,874	96,932
Accrued expenses and other liabilities	1,696	11,729
Other, net	(1,948)	536
Net cash provided by operating activities	66,491	35,489

INVESTING ACTIVITIES:
Capital expenditures	(26,225)	(30,435)
Acquisition of trademarks	(65,065)	–
Net proceeds from sale of subsidiaries	–	69,347
Net cash (used for) provided by investing activities	(91,290)	38,912

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	456,000	685,000
Repayments under revolving credit agreement	(463,000)	(767,000)
Dividends paid	(6,110)	(6,048)
Issuance of common stock under share-based plans, net	(523)	(2,780)
Tax benefit related to share-based plans	2,097	2,798
Net cash used for financing activities	(11,536)	(88,030)
Effect of exchange rate changes on cash and cash equivalents	665	(1,457)
Decrease in cash and cash equivalents	(35,670)	(15,086)
Cash and cash equivalents at beginning of period	82,546	68,223

Cash and cash equivalents at end of period	$46,876	$53,137

SCHEDULE 4

BROWN SHOE COMPANY, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)				(Unaudited)
	13 Weeks Ended August 2, 2014			13 Weeks Ended August 3, 2013
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings (Loss) Attributable to Brown Shoe Company, Inc.	Diluted Earnings (Loss) Per Share

GAAP earnings		$18,064	$0.41		$15,357	$0.35

Charges/Other Items - Continuing Operations:
Portfolio realignment
Business exits and cost reductions	$–	–	–	$743	486	0.01
Total Continuing Operations	–	–	–	743	486	0.01

Charges/Other Items - Discontinued Operations:
Portfolio realignment
Business exits and cost reductions	–	–	–	2,124	(616)	(0.01)
Non-cash impairments/dispositions	–	–	–	(1,042)	(1,042)	(0.02)
Total Discontinued Operations	–	–	–	1,082	(1,658)	(0.03)
Total charges/other items	$–	–	–	$1,825	(1,172)	(0.02)

Adjusted earnings		$18,064	$0.41		$14,185	$0.33

	26 Weeks Ended August 2, 2014			26 Weeks Ended August 3, 2013
(Thousands, except per share data)	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/ Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$33,493	$0.76		$4,595	$0.10

Charges/Other Items - Continuing Operations:
Portfolio realignment
Business exits and cost reductions	$–	–	–	$1,262	803	0.02
Non-cash impairments/dispositions	–	–	–	4,660	4,660	0.11
Total Continuing Operations	–	–	–	5,922	5,463	0.13

Charges/Other Items - Discontinued Operations:
Portfolio realignment
Business exits and cost reductions	–	–	–	13,233	6,414	0.13
Non-cash impairments/dispositions	–	–	–	11,512	11,512	0.28
Total Discontinued Operations	–	–	–	24,745	17,926	0.41
Total charges/other items	$–	–	–	$30,667	23,389	0.54

Adjusted earnings		$33,493	$0.76		$27,984	$0.64

SCHEDULE 5

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,
(Thousands)	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

Net Sales	$393,631	$388,259	$194,269	$180,440	$47,977	$53,007	$–	$–	$635,877	$621,706

Gross Profit	$177,650	$177,074	$63,281	$55,863	$18,711	$21,689	$–	$–	$259,642	$254,626
Adjusted Gross Profit	$177,650	$177,074	$63,281	$55,863	$18,711	$21,689	$–	$–	$259,642	$254,626

Gross Profit Rate	45.1%	45.6%	32.6%	31.0%	39.0%	40.9%	–	–	40.8%	41.0%
Adjusted Gross Profit Rate	45.1%	45.6%	32.6%	31.0%	39.0%	40.9%	–	–	40.8%	41.0%

Operating Earnings (Loss)	$26,558	$28,969	$19,249	$8,196	$(2,786)	$(1,826)	$(11,719)	$(12,527)	$31,302	$22,812
Adjusted Operating Earnings (Loss)	$26,558	$28,969	$19,249	$8,939	$(2,786)	$(1,826)	$(11,719)	$(12,527)	$31,302	$23,555

Operating Earnings (Loss) %	6.7%	7.5%	9.9%	4.5%	(5.8%)	(3.4%)	–	–	4.9%	3.7%
Adjusted Operating Earnings (Loss) %	6.7%	7.5%	9.9%	5.0%	(5.8%)	(3.4%)	–	–	4.9%	3.8%

Same-store Sales % (on a 13-week basis)	1.6%	6.8%	–	–	2.3%	4.8%	–	–	–	–

Number of Stores	1,035	1,059	–	–	170	215	–	–	1,205	1,274

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended		13 Weeks Ended
	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,
(Thousands)	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

Gross Profit	$177,650	$177,074	$63,281	$55,863	$18,711	$21,689	$–	$–	$259,642	$254,626

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	–	–	–	–	–	–	–	–	–	–

Total charges/other items	–	–	–	–	–	–	–	–	–	–

Adjusted Gross Profit	$177,650	$177,074	$63,281	$55,863	$18,711	$21,689	$–	$–	$259,642	$254,626

Operating Earnings (Loss)	$26,558	$28,969	$19,249	$8,196	$(2,786)	$(1,826)	$(11,719)	$(12,527)	$31,302	$22,812

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	–	–	–	743	–	–	–	–	–	743

Total charges/other items	–	–	–	743	–	–	–	–	–	743

Adjusted Operating Earnings (Loss)	$26,558	$28,969	$19,249	$8,939	$(2,786)	$(1,826)	$(11,719)	$(12,527)	$31,302	$23,555

SCHEDULE 5 - CONTINUED

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	26 Weeks Ended		26 Weeks Ended		26 Weeks Ended		26 Weeks Ended		26 Weeks Ended
	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,
(Thousands)	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

Net Sales	$748,254	$740,538	$386,054	$362,065	$92,731	$107,759	$–	$–	$1,227,039	$1,210,362

Gross Profit	$339,428	$335,735	$125,300	$113,682	$37,255	$45,225	$–	$–	$501,983	$494,642
Adjusted Gross Profit	$339,428	$335,735	$125,300	$113,682	$37,255	$45,225	$–	$–	$501,983	$494,642

Gross Profit Rate	45.4%	45.3%	32.5%	31.4%	40.2%	42.0%	–	–	40.9%	40.9%
Adjusted Gross Profit Rate	45.4%	45.3%	32.5%	31.4%	40.2%	42.0%	–	–	40.9%	40.9%

Operating Earnings (Loss)	$54,429	$58,011	$33,003	$11,303	$(6,478)	$(3,155)	$(20,926)	$(22,389)	$60,028	$43,770
Adjusted Operating Earnings (Loss)	$54,429	$58,011	$33,003	$17,209	$(6,478)	$(3,155)	$(20,926)	$(22,373)	$60,028	$49,692

Operating Earnings (Loss) %	7.3%	7.8%	8.5%	3.1%	(7.0%)	(2.9%)	–	–	4.9%	3.6%
Adjusted Operating Earnings (Loss) %	7.3%	7.8%	8.5%	4.8%	(7.0%)	(2.9%)	–	–	4.9%	4.1%

Same-store Sales % (on a 26-week basis)	1.5%	4.0%	–	–	(1.5%)	2.3%	–	–	–	–

Number of Stores	1,035	1,059	–	–	170	215	–	–	1,205	1,274

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
	26 Weeks Ended		26 Weeks Ended		26 Weeks Ended		26 Weeks Ended		26 Weeks Ended
	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,	August 2,	August 3,
(Thousands)	2014	2013	2014	2013	2014	2013	2014	2013	2014	2013

Gross Profit	$339,428	$335,735	$125,300	$113,682	$37,255	$45,225	$–	$–	$501,983	$494,642

Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	–	–	–	–	–	–	–	–	–	–

Total charges/other items	–	–	–	–	–	–	–	–	–	–

Adjusted Gross Profit	$339,428	$335,735	$125,300	$113,682	$37,255	$45,225	$–	$–	$501,983	$494,642

Operating Earnings (Loss)	$54,429	58,011	33,003	11,303	(6,478)	(3,155)	(20,926)	(22,389)	60,028	43,770

Charges/Other Items:
Portfolio realignment
Non-cash impairments/dispositions	–	–	–	4,660	–	–	–	–	–	4,660
Business exits and cost reductions	–	–	–	1,246	–	–	–	16	–	1,262

Total charges/other items	–	–	–	5,906	–	–	–	16	–	5,922

Adjusted Operating Earnings (Loss)	$54,429	$58,011	$33,003	$17,209	$(6,478)	$(3,155)	$(20,926)	$(22,373)	$60,028	$49,692

SCHEDULE 6

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)		(Unaudited)
	13 Weeks Ended		26 Weeks Ended
	August 2,	August 3,	August 2,	August 3,
(Thousands, except per share data)	2014	2013	2014	2013

Net earnings attributable to Brown Shoe Company, Inc.:
Net earnings from continuing operations	$18,039	$13,621	$33,515	$20,980
Net loss (earnings) attributable to noncontrolling interests	25	74	(22)	144
Net earnings allocated to participating securities	(669)	(580)	(1,262)	(266)
Net earnings from continuing operations	17,395	13,115	32,231	20,858

Net earnings (loss) from discontinued operations	–	1,662	–	(16,529)
Net earnings allocated to participating securities	–	(71)	–	–
Net earnings (loss) from discontinued operations	–	1,591	–	(16,529)
Net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$17,395	$14,706	$32,231	$4,329

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	42,074	41,348	41,980	41,209
Dilutive effect of share-based awards for continuing operations and discontinued operations	202	316	218	267
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	42,276	41,664	42,198	41,476

Basic earnings (loss) per common share:
From continuing operations	$0.41	$0.32	$0.77	$0.51
From discontinued operations	–	0.04	–	(0.40)
Basic earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.41	$0.36	$0.77	$0.11

Diluted earnings (loss) per common share:
From continuing operations	$0.41	$0.31	$0.76	$0.50
From discontinued operations	–	0.04	–	(0.40)
Diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.41	$0.35	$0.76	$0.10

SCHEDULE 7

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)		(Unaudited)
	13 Weeks Ended		26 Weeks Ended
	August 2,	August 3,	August 2,	August 3,
(Thousands, except per share data)	2014	2013	2014	2013

Adjusted net earnings attributable to Brown Shoe Company, Inc.:
Adjusted net earnings from continuing operations	$18,039	$14,107	$33,515	$26,443
Net loss (earnings) attributable to noncontrolling interests	25	74	(22)	144
Net earnings allocated to participating securities	(669)	(601)	(1,262)	(1,193)
Adjusted net earnings from continuing operations	17,395	13,580	32,231	25,394

Adjusted net earnings from discontinued operations	–	4	–	1,397
Net earnings allocated to participating securities	–	–	–	(63)
Net earnings from discontinued operations	–	4	–	1,334
Adjusted net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$17,395	$13,584	$32,231	$26,728

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	42,074	41,348	41,980	41,209
Dilutive effect of share-based awards for continuing operations and discontinued operations	202	316	218	267
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	42,276	41,664	42,198	41,476

Basic adjusted earnings per common share:
From continuing operations	$0.41	$0.33	$0.77	$0.62
From discontinued operations	–	–	–	0.03
Basic adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.41	$0.33	$0.77	$0.65

Diluted adjusted earnings per common share:
From continuing operations	$0.41	$0.33	$0.76	$0.61
From discontinued operations	–	–	–	0.03
Diluted adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.41	$0.33	$0.76	$0.64